Goodwill and intangible assets, net	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and intangible assets, net	Goodwill and intangible assets, net
The following table presents our goodwill and intangible assets as of December 31, 2022 and 2021:

	Year ended December 31,
(in thousands)	2022	2021
Goodwill	€181,927	€286,539
Intangible assets with indefinite lives	89,545	169,545
Intangible assets with definite lives, net	404	540
Total	€271,876	€456,624
Impairment Assessment
For the year ended December 31, 2022, we performed two quantitative impairment assessments. Concurrently with our second quarter and annual goodwill impairment assessments in 2022, we also performed quantitative impairment assessments for our indefinite-lived intangible assets. A cumulative goodwill and indefinite-lived intangible assets impairment charge of €84.2 million was recorded for the second quarter ended June 30, 2022, and a further impairment charge of €100.4 million was recorded for the quarter ended September 30, 2022 while performing our annual impairment test.
We performed the second quarter impairment test due to deteriorating macroeconomic conditions, including rising interest rates, increased inflation and more uncertainty in respect of the overall economic environment which led to a shift in the Company’s internal priorities. As a result, we recorded a goodwill impairment charge of €57.0 million to our goodwill balance in the Developed Europe reporting unit and an indefinite-lived intangible asset impairment charge of €27.2 million. Due to continued deteriorating macroeconomic conditions during the third quarter of 2022, we performed a quantitative impairment test for our annual impairment assessment for goodwill as of September 30, 2022. As a result, we recorded a further impairment charge of €47.6 million to our goodwill balance in the Developed Europe reporting unit and an indefinite-lived intangible asset impairment charge of €52.8 million in the third quarter.
During the goodwill impairment assessments, we compared the fair values of our reporting units to their carrying values. The fair value estimates for all reporting units were based on a blended analysis of the present value of future discounted cash flows and market value approach. The significant estimates used in the discounted cash flows model included our weighted average cost of capital, revenue growth rates, profitability of our business and long-term rate of growth. Our significant estimates in the market approach model included identifying similar companies with comparable business factors such as size, growth, profitability, risk and return on investment, assessing comparable revenue and earnings multiples and the control premium applied in estimating the fair values of the reporting units.
During the indefinite-live intangible asset impairment assessments, we base our measurement of the fair value using the relief-from-royalty method. This method assumes that the trade name and trademarks have value to the extent that their owner is relieved of the obligation to pay royalties for the benefits received from them. This method requires us to estimate future revenue for the brand, the appropriate royalty savings rate and an applicable discount rate.
We recorded a cumulative goodwill impairment of €104.6 million and a cumulative indefinite-lived intangible asset impairment of €80.0 million for the year ended December 31, 2022. There were no impairments recorded to either goodwill or indefinite-lived intangible assets for the year ended December 31, 2021, as the fair values were assessed to be higher than their carrying values.
Goodwill
The following table presents the changes in goodwill by reporting segment:

(in thousands)	Developed Europe	Americas	Rest of World	Total
Balance as of January 1, 2021	€197,516	€85,148	€—	€282,664
Foreign exchange translation	26	11	—	37
Impairment charge	—	—	—	—
Disposals	2,525	1,313	—	3,838
Balance as of December 31, 2021	€200,067	€86,472	€—	€286,539

Balance as of January 1, 2022	€200,067	€86,472	€—	€286,539
Foreign exchange translation	26	4	—	30
Impairment charge	(104,642)	—	—	(104,642)
Balance as of December 31, 2022	€95,451	€86,476	€—	€181,927
As of December 31, 2022 and 2021, we had accumulated impairment losses for goodwill of €312.3 million and €207.6 million, respectively.
Intangible Assets with Indefinite Lives
Our indefinite-lived intangible assets relate principally to trade names, trademarks and domain names.
We have accumulated impairment losses of €80.0 million as of December 31, 2022 and no accumulated impairment losses as of December 31, 2021 for indefinite-lived intangible assets.
Intangible Assets with Definite Lives
The following table presents the components of our intangible assets with definite lives as of December 31, 2022 and 2021:

	December 31, 2022			December 31, 2021
(in thousands)	Cost	(Accumulated Amortization)	Net	Cost	(Accumulated Amortization)	Net
Partner relationships	€34,220	€(34,220)	€—	€34,220	€(34,220)	€—
Technology	59,789	(59,789)	—	59,789	(59,789)	—
Non-compete agreement	10,800	(10,800)	—	10,800	(10,800)	—
Trademark/domain	675	(271)	404	675	(135)	540
Total	€105,484	€(105,080)	€404	€105,484	€(104,944)	€540
Amortization expense was €0.1 million for both years ended December 31, 2022 and 2021. The estimated future amortization expense related to intangible assets with definite lives as of December 31, 2022, assuming no subsequent impairment of the underlying assets, will be €0.1 million for each of the three succeeding fiscal years.